UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant ☑
Filed by a Party other than the Registrant Check the appropriate box: ☐
☐    Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a- 6(e)(2) )
☑    Definitive Proxy Statement
☐     Definitive Additional Materials
☐     Soliciting Material Pursuant to §240.14a-12

VAUGHAN FOODS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
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June 27, 2008

To our stockholders:

     You are cordially invited to attend our 2008 annual meeting of stockholders (“Annual Meeting”) to be held at our principal executive offices located at 216 NE 12th Street, Moore, Oklahoma 73160 on August 7, 2008 at 2:00 PM central time.

     The matters to be acted upon at the Annual Meeting are described in detail in the accompanying notice of the 2008 Annual Meeting and proxy statement. The annual meeting materials include the Notice, proxy statement, our Annual Report and proxy card, all of which are enclosed.

     Please use this opportunity to contribute to our company by voting on the matters to come before this Annual Meeting. Please complete, date, sign and promptly return the enclosed proxy card in the enclosed postage-paid envelope before the Annual Meeting so that your shares will be represented at the Annual Meeting. Voting by returning the proxy card does not deprive you of your right to attend the Annual Meeting and to vote your shares in person.

Sincerely,

Herbert B. Grimes
Chairman of the Board of Directors and Chief Executive Officer

TABLE OF CONTENTS

Questions and Answers about the Annual Meeting	1

Proposal Number 1 – Election of Directors	4

Corporate Governance	5
Director Independence	5
Code of Ethics	5
Audit Committee	5
Communicating with Directors	6

Committees of the Board	6

Compensation of Directors	8

Executive Officers and Directors	9
Section 16(a) Beneficial Ownership Reporting Compliance	9

Compensation of Executive Officers	9
Summary Compensation Table	10
Outstanding Equity Awards at Fiscal Year-End	10
Equity Compensation Plan Information	10
Security Ownership of Certain Beneficial Owners and Management	11
Transactions with Related Persons	12
Review, Approval or Ratification of Transactions with Related Persons	12

Proposal Number 2 – Ratification of Selection of Independent Auditors	13

Auditors’ Fees	13
Policies and Procedures Relating to Approval of Services by Auditors	13
Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	14

Proposal Number 3 – Approval of Equity Incentive Plan	15

Equity Incentive Plan	15
Federal Income Tax Consequences	15

Other Business	16

Additional Information	16

Annual Report on Form 10-K/A Filed with the Securities and Exchange Commission	17

Directions to Vaughan Foods, Inc. principal executive offices	18

Appendix A – Vaughan Foods, Inc. 2006 Equity Incentive Plan	19

Notice of Annual Meeting of Shareholders
June 27, 2008

To our stockholders:

     The 2008 Annual Meeting of stockholders (“Annual Meeting”) will be held at our principal executive offices located at 216 NE 12th Street, Moore, Oklahoma 73160 on August 7, 2008 at 2:00 PM central time. The purpose of the meeting is to:

(1)	Elect five directors to hold office until the Annual Meeting of Stockholders in 2009, and until their successors are elected and qualified.

(2)	Ratify the selection of Cole & Reed, P.C. as the independent registered public accounting firm for the fiscal year ended December 31, 2008.

(3)	Approve the Equity Incentive Plan.

(4)	Transact any other business that may properly come before the meeting or any adjournments thereof.

     If you were a shareholder of record at the close of business on June 19, 2008, you may vote by proxy or in person at the annual meeting. Your vote is important, regardless of the number of shares you own. Whether you plan to attend the annual meeting or not, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD and mail it in the envelope provided. If you attend the meeting and prefer to vote in person, you may do so.

By the Board of Directors,

Gene P. Jones
Secretary, Treasurer and Chief Financial Officer

VAUGHAN FOODS, INC.

PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
August 7, 2008

The Board of Directors of Vaughan Foods, Inc. (“Vaughan”) is providing the enclosed proxy materials to you in connection with its solicitation of proxies to be voted at the 2008 Annual Meeting of Shareholders (the “Annual Meeting”) and any adjournment, postponement or continuation of the Annual Meeting. The Annual Meeting will be held at our principal executive offices located at 216 NE 12th Street, Moore, Oklahoma 73160 on August 7, 2008 at 2:00 PM central time. When Vaughan asks for your proxy, it must provide you with a proxy statement that contains certain information specified by law.

Internet Availability of Proxy Materials

Under rules recently adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each stockholder of record. Instructions on how to access and review the proxy materials on the Internet can be found below and on the Notice of Internet Availability of Proxy Materials (the “Notice”) sent to stockholders who hold their shares in street name. The Notice will also include instructions for stockholders who hold their shares in street name on how to access the proxy card to vote over the Internet.

The following proxy materials are available at http://www.cstproxy.com/vaughanfoods/2008:

  the Company’s 2008 Proxy Statement (including all attachments thereto);

  the Proxy Card;

  the Company’s Annual Report for the year ended December 31, 2007 (which is not deemed to be part of the official proxy soliciting materials); and

  any amendments to the foregoing materials that are required to be furnished to shareholders.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why did you send me this proxy statement?

Vaughan sent you this proxy statement and the enclosed proxy card because you are a Vaughan stockholder and Vaughan’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information about the issues to be voted upon at the meeting.

This proxy statement is being mailed on or about June 27, 2008 to all shareholders of record at the close of business on June 19, 2008. On this record date, there were 4,623,077 shares of Vaughan common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote.

The expense of this solicitation, including the cost of preparing, assembling and mailing the Notice of Annual Meeting, Proxy and Proxy Statement, will be borne by Vaughan. In addition to the solicitation of proxies by use of the mails, some of the officers and employees of Vaughan, without extra remuneration, may solicit proxies personally, by telephone or otherwise. In addition, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to their principals, and Vaughan will reimburse them for their expenses in forwarding these materials.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponement or adjournment of the meeting.

How many votes do I have?

Each share of Vaughan common stock that you owned on the record date entitles you to one vote.

How many votes must be present to hold the meeting?

Under our bylaws and the Oklahoma General Corporation Act, Section 18-1061, the holders of a majority of Vaughan’s common stock issued and outstanding on the Record Date and entitled to vote at the meeting must be present at the meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the meeting. This means at least 2,311,539 common shares must be present in person or by proxy. We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved. If a quorum is not present, in person or by proxy, the shareholders entitled to vote at the meeting, either present or represented by proxy, may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. However, if the date of any adjourned meeting is more than thirty days after the date for which the meeting was originally noticed, Vaughan must give written notice of the place, date and hour of the adjourned meeting in accordance with its bylaws.

How do I vote?

You can vote by completing, signing, dating and mailing the enclosed proxy card in the envelope provided. When a proxy is returned properly, the shares represented by the proxy will be voted in accordance with your instructions. You are urged to specify your choice by marking the appropriate boxes on the enclosed proxy card. If a proxy card is dated, signed and returned without specifying choices, the shares will be voted as recommended by the proxies listed on the proxy card.

You may also come to the Annual Meeting and cast your vote there. If your shares are held in the name of your broker, bank or other nominee and you wish to vote at the Annual Meeting, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on June 19, 2008, the record date for voting, and that you have a right to vote your shares.

How do I vote if my shares are held in street name?

If your shares are held in street name, you should follow the voting instructions provided by your broker. If you hold your shares in street name and wish to vote at the meeting, you must obtain a legal proxy from your broker and bring that proxy to the meeting.

Regardless of how your shares are registered, if you complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct.

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote in the following manner:

1. FOR each of the persons nominated by the Board of Directors to serve as directors.

2. FOR ratification of the selection of Cole & Reed, P.C. as the independent registered public accounting firm for the fiscal year ended December 31, 2008.

3. FOR approval of the Equity Incentive Plan.

Unless you give contrary instructions on your proxy card, the persons named as proxies will vote your shares in accordance with the recommendations of the Board of Directors.

Will any other matters be voted on?

We do not know of any other matters that will be brought before the shareholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your signed proxy card would authorize Herb Grimes and Gene P. Jones, or either of them, to vote on such matters in their discretion.

May I revoke my vote after I have sent in my proxy?

You may revoke your proxy after it has been submitted by notifying the Corporate Secretary in writing at Vaughan’s principal executive offices at the address on the cover of this proxy statement. If you attend the meeting and wish to vote in person, you may request that your previously submitted vote not be used any time before it is voted.

How will my proxy be counted towards a quorum?

Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by shareholders will be treated as present at the meeting for purposes of determining a quorum. Shares which are present, or represented by a proxy, will be counted for quorum purposes regardless of whether or not the holder of the shares or proxy votes on a matter. Broker non-votes will also be counted in determining a quorum.

What vote is required to pass the proposals under Oklahoma state law and our governing documents?

Election of Directors (Proposal 1) - The director nominees receiving the highest number of votes cast in favor of their election (up to number to be elected) will be elected.

Other Proposals (including Proposal 2) - For any other proposal, the affirmative vote of a majority of the shares present in person or by proxy and having voting power thereon is required to approve the proposal, unless a proposal other than Proposals 2 or 3 is properly presented at the Annual Meeting which requires a different vote pursuant to applicable law or Vaughan’s Articles of Incorporation or By-Laws.

What is the effect of an “abstention” or “withhold” vote on the proposals to be voted on at the meeting?

Pursuant to our governing documents and the Oklahoma General Corporation Act, Section 18-1061, a share voted “abstain” with respect to any proposal is considered as present and having voting power with respect to that proposal, but is not considered a vote cast with respect to that proposal. Because proposals other than the election of directors require the affirmative vote of the holders of a majority of the voting securities present in person or represented by proxy and having voting power on each proposal in order to pass, an abstention will have the effect of a vote against those proposals. A “withhold” vote with respect to any director nominee will be counted for purposes of determining whether there is a quorum but will have no legal effect for purposes of electing the nominee since a “withhold” vote is not considered a vote cast.

What is the effect of a “broker non-vote” on the proposals to be voted on at the meeting under our governing documents and the Oklahoma General Corporation Act?

A “broker non-vote” occurs if your shares are not registered in your name and you do not provide the record holder of your shares (usually a bank, broker, or other nominee) with voting instructions on a matter and the record holder is not permitted to vote on the matter without instructions from you under New York Stock Exchange rules that generally apply to such record holders (notwithstanding the fact that shares of our common stock are traded on The Nasdaq Capital Market). A broker may not give a proxy to vote without instructions from beneficial owners when the matter to be voted upon is one of certain itemized matters (typically termed “non-routine” matters), one of which involves implementing or materially revising an equity compensation plan. A broker non-vote is not considered a “vote cast” or “having voting power” with respect to a “non-routine” matter.

As a result, brokers who do not receive instructions as to how to vote on Item 3 may not give a proxy to vote on Item 3. Any resulting “broker non-votes” will not be considered entitled to vote with respect to Item 3, thereby having the effect of reducing the number of “For” votes required to approve Item 3. However, brokers who do not receive instructions as to how to vote on Items 1 and 2 may generally vote on these matters in their discretion.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Five (5) directors are to be elected at the Annual Meeting, each until his or her successor is elected and qualified, or until his or her earlier resignation or removal. All of the nominees to the Board have been approved, recommended and nominated for election or re-election to the Board by Vaughan’s Nominating and Corporate Governance Committee and by the Board or Directors.

Listed below are the the names and ages of each nominee for the Board of Directors, and the period, if any, during which each has served as a director of Vaughan. Information as to the stock ownership of each nominee is set forth under "Security Ownership of Certain Beneficial Owners and Management." Management has no reason to believe that any of the five nominees for election named below will be unable to serve. If any of the five nominees should become unable to accept election, the persons named on the proxy card as proxies may vote for other person(s) selected by the Board or the named proxies.

NAME	AGE	POSITIONS	DIRECTOR SINCE

Herbert B.Grimes	61	Chairman of the Board of Directors	2007
		Chief Executive Officer
Mark E. Vaughan	42	Chief Operating Officer and Director	1992
Robert S. Dillon (1)(2)(3)	52	Director	2007
Richard A. Kassar (1)(2)(3)	61	Director	2007
Laura J. Pensiero (1)(2)(3)	40	Director	2007

(1) Member of the Audit Committee

(2) Member of the Compensation Committee

(3) Member of the Nominating/Corporate Governance Committee

Nominees for Election:

     Herbert B. Grimes. Herb Grimes has been our Chairman of the Board and Chief Executive Officer since June 27, 2007. He has also served as President of Braxton Management Corporation, the general partner of Allison’s, and as such, as President and Chief Executive of Allison’s, since he co-founded Allison’s in January 2003. From 2002 until January 2003, he was a private investor. Before that, Mr. Grimes served as Vice-President of Sales, Marketing, and Research and Development for Orval Kent Holding Company from November 1996 until Orval Kent was acquired by Sky Chefs, Inc. in 2002. From January 1996 until November 1996 Mr. Grimes was President of the Mrs. Crockett’s Country Kitchens division of Orval Kent. Before that, from 1982, when he co-founded Mrs. Crockett’s Country Kitchens, Inc. (formerly known as Mrs. Giles’ Country Kitchens, Inc.) he served as its Vice President of Sales, Marketing and Research and Development until it was acquired by Orval Kent in January 1996. Mr. Grimes has over 35 years experience in the food processing industry, with the bulk of his expertise in the refrigerated prepared salads business.

     Mark E. Vaughan. Mark Vaughan served as President, Chief Executive Officer and a director of Vaughan from 1992 until June 27, 2007. On June 27, 2007 he became President and Chief Operating Officer while remaining a director. He has over 20 years of food processing experience and has directed advances in quality control, food safety, purchasing and manufacturing processes at Vaughan. Mr. Vaughan attended the University of Oklahoma.

     Robert S. Dillon. Robert Dillon has been a partner in the certified public accounting firm of Dillon & Associates, P.C. since June, 1983. He has provided accounting and consulting services to Vaughan Foods since 1983 and to Allison’s Gourmet Kitchens Limited Partnership since its formation in 2003. He is a graduate of the University of Oklahoma and has been a member of the Oklahoma Society of Certified Public Accountants since 1979.

     Richard A. Kassar. Mr. Kassar is Chief Executive Officer of Fresh Pet Company, a manufacturer of fresh refrigerated pet food, which he launched as a start-up in October 2006. From July 2006 to October 2006 he raised venture capital for Fresh Pet Company. Before that, from 2002 until 2006 Mr. Kassar was Senior Vice President and Chief Financial Officer of Meow Mix. When Meow Mix was sold to Del Monte Corporation in May 2006, Mr. Kassar remained in his position until July 2006. From 2001 until 2002 he was a consultant to venture capital businesses with respect to acquisitions of consumer brands and service organizations. From 1999 to 2001 he was Co-President and Chief Financial Officer of Global Household Brands, a manufacturer of consumer household cleaning products. He was Senior Vice President, Chief Operating Officer and Corporate Comptroller of Chock Full O’Nuts Corporation from 1986 to 1999. Mr. Kassar is a director and audit committee member of World Fuel, a New York Stock Exchange listed public company whose principal business is supplying fuel to the marine and aviation industry, and a director and chair of the audit committee of Velocity Express, a NASDAQ listed public company whose principal business is providing same-day transportation services. He is a graduate of Baruch College and is an inactive Certified Public Accountant.

     Laura J. Pensiero. Laura Pensiero has been the owner and manager of Gigi Trattoria, Rhinebeck, New York since 2001. In 2006 she founded and opened Gigi Market in Red Hook, New York, a year-round farmers’ market, gourmet store bakery and catering site. Since 2005 she has also been a chef consultant and member of Just Salad LLC, a chain of New York City salad bars and restaurants. She has served as the nutrition consultant to the Strang Cancer Prevention Center, New York, New York since 2005, and was the culinary coordinator for the Memorial Sloan-Kettering Prevention and Wellness Program, New York, New York, from 1999-2005. She continues to work with Strang’s nationwide Healthy Children, Healthy Future’s initiative. From 1998 to 2004 she was a consultant to the Culinary Institute of America, Hyde Park, New York. Since 1992 she has also been the founder and operator of Chef4Life, a nutrition and culinary consulting service promoting healthy eating. She is a co-author of The Strang Cancer Prevention Center Cookbook (2004) and the author of numerous articles on healthful diet and eating and Italian cuisine. She is a graduate of the State University of New York, Plattsburgh (1989), majoring in nutrition and food service management, and of the Professional Culinary Arts Program of The French Culinary Institute, New York, New York (1992).

Corporate Governance

Director Independence

The Board has determined, in accordance with Nasdaq’s listing standards, that: (i) Robert S. Dillon, Richard A. Kassar and Laura J. Pensiero (the “Independent Directors”) are independent and represent a majority of its members; (ii) Robert S. Dillon, Richard A. Kassar and Laura J. Pensiero, as the sole members of the Audit Committee, are independent for such purposes; and (iii) Robert S. Dillon, Richard A. Kassar and Laura J. Pensiero, as the sole members of the Compensation Committee, are independent for such purposes.

In determining director independence, our Board applies the independence standards set by Nasdaq. In its application of such standards the Board takes into consideration all transactions with Independent Directors and the impact of such transactions, if any, on any of the Independent Directors’ ability to continue to serve on our Board. To that end, for the fiscal year ended 2007, our Board considered the fees paid to the Independent Directors disclosed in Executive Compensation and Director Compensation and determined that those transactions were within the limits of the independence standards set by Nasdaq and did not impact their ability to continue to serve as Independent Directors.

Code of Ethics

We have adopted a code of ethics (as defined in Item 406 of Regulation S-K) that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted the text of our code of ethics on our website, www.vaughanfoods.com.

Audit Committee

We have a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 by and among the Board of Directors for the purpose of overseeing our accounting and financial reporting processes and audits of our financial statements. The Audit Committee is comprised of Ms. Laura Pensiero, Mr. Robert Dillon and Mr. Richard Kassar. The Board has determined that Mr. Richard Kassar qualifies as an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K, and that he is “independent” as independence for audit committee members is defined in the NASDAQ listing standards.

Communicating with Directors

Stockholders or other interested parties wishing to communicate with the Board, the non-management directors or any individual director may do so by contacting the Chairman of the Board by mail, addressed to Chairman of the Board, Vaughan Foods, Inc., 216 NE 12th Street, Moore, Oklahoma 73160.

All communications to the Board will remain unopened and be promptly forwarded to Chairman of the Board, who shall in turn forward them promptly to the appropriate director(s). Such items as are unrelated to a director’s duties and responsibilities as a Board member may be excluded by the Chairman of the Board, including without limitation, solicitations and advertisements; junk mail; product-related communications; job referral materials such as resumes; surveys; and material that is determined to be illegal or otherwise inappropriate. The director(s) to whom such information is addressed is informed that the information has been removed, and that it will be made available to such director(s) upon request.

Committees of the Board

Committees of the Board of Directors

Vaughan's Board established audit, compensation and nominating/corporate governance committees in June, 2007. The Compensation Committee reviews and recommends to the Board the compensation and benefits of all the officers of Vaughan, reviews general policy matters relating to compensation and benefits of employees of Vaughan, and administers the issuance of stock options to Vaughan's officers, employees, directors and consultants. All compensation arrangements between Vaughan and its directors, officers and affiliates are reviewed by the Compensation Committee, all of whose members are independent directors. The Audit Committee meets with management and Vaughan's independent auditors to determine the adequacy of internal controls and other financial reporting matters.

Attendance at Committee and Board of Directors Meetings

During the year ended December 31, 2007, the Board held 2 meetings. All directors attended more than 75% of the number of meetings of the Board and its committees on which they served. It is Vaughan’s policy that directors are invited and encouraged to attend the Annual Meeting.

Audit Committee

The Audit Committee consists of Richard A. Kassar, Chairman, Robert S. Dillon and Laura J. Pensiero. The Audit Committee has held 4 meetings since its inception in June, 2007. No member of the audit committee attended fewer than 75% of those meetings.

The primary role of the Audit Committee, as more fully described in its Charter, which is available on Vaughan’s website, www.vaughanfoods.com, is to assist the Board of Directors in its oversight of Vaughan Foods’ corporate accounting and financial reporting process and to interact directly with and evaluate the performance of Vaughan Foods’ independent registered public accounting firm.

In the performance of its oversight function, the Audit Committee has reviewed Vaughan Foods’ audited financial statements for the year ended December 31, 2007 and has met with both management and Vaughan Foods’ independent registered public accounting firm, Cole & Reed, P.C., to review and discuss those financial statements. The Audit Committee has discussed with Cole & Reed, P.C. those matters related to the conduct of the audit that are required to be communicated by the independent auditing firm to the Audit Committee, including, as set forth in Statements of Auditing Standards No. 61, as amended (as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T), Cole & Reed, P.C.’s judgments as to the quality, not just the acceptability, of Vaughan Foods’ accounting principles.

The Audit Committee discussed with Vaughan Foods’ independent auditors the overall scope and plans for their respective audits. The Audit Committee met separately with the independent auditors, without management present, to discuss the results of their audits, their evaluations of Vaughan Foods’ internal controls and the overall quality of Vaughan Foods’ financial reporting.

The Audit Committee has received from Cole & Reed, P.C. the required written disclosures and letter regarding its independence from Vaughan Foods, as set forth by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees)(as adopted by the PCAOB in Rule 3600T), and has discussed with Cole & Reed, P.C. its independence. The Audit Committee has also reviewed and considered whether the provision of other non-audit services by Cole & Reed, P.C. is compatible with maintaining the auditors’ independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements of Vaughan Foods for the year ended December 31, 2007 be included in Vaughan Foods’ Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on March 21, 2007, and as amended on Form 10K/A, as filed on April 29, 2008.

It is not the duty of the Audit Committee to conduct audits, to independently verify management’s representations or to determine that Vaughan Foods’ financial statements are complete and accurate, prepared in accordance with United States generally accepted accounting principles or fairly present the financial condition, results of operations and cash flows of Vaughan Foods; that is the responsibility of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board of Directors, the Audit Committee has expressly relied on (i) management’s representation that such financial statements have been prepared in conformity with United States generally accepted accounting principles and (ii) the report of the Company’s independent registered public accounting firm, with respect to such financial statements.

The Audit Committee

Richard A. Kassar, Chairman
Robert S. Dillon
Laura J. Pensiero

Compensation Committee

The Compensation Committee consists of Robert S. Dillon, Chairman, Richard A. Kassar and Laura J. Pensiero. The Compensation Committee has held 4 meetings since its inception in June, 2007. No member of the Compensation Committee attended fewer than 75% of those meetings.

The Compensation Committee has a charter that is available on Vaughan’s web site, www.vaughanfoods.com. It is composed of “non-employee directors” under SEC Rule 16b-3 and “independent” directors as determined by the Board of Directors pursuant to the applicable NASDAQ Listing Standards.

The compensation committee's primary functions are to administer our stock option and stock plans, approve grants of securities under those plans, review forms of compensation to be provided to our officers and employees, and make recommendations to our board of directors regarding all forms of compensation to be provided to our directors. The entire board of directors also may perform these functions with respect to our stock option and stock plans.

The compensation committee performs its objectives of attracting and retaining qualified, effective managers and directors by reviewing the performance objectives and actual performance of our officers and by individually assessing the contributions of our directors.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Laura J. Pensiero, Chairman, Richard A. Kassar and Robert S. Dillon.

The Nominating and Corporate Governance Committee has a charter that is available on Vaughan’s web site, www.vaughanfoods.com. It is responsible for recommending to the Board the criteria and qualifications required of Board members, as well as potential candidates for replacement or addition to the Board, including those recommended by stockholders. The Committee has the authority to employ search firms to identify Director candidates and approve fees related to search efforts. The Committee reviews and makes recommendations to the Board as to the size, needs and effectiveness of the Board, and oversees the Board’s periodic self evaluations of performance. The Committee meets at least two times per year.

The Nominating and Corporate Governance Committee will consider director candidates recommended by security holders. Stockholder recommendations to the Nominating and Corporate Governance Committee may be submitted as defined in the process of Communicating with Directors.

The Nominating and Corporate Governance Committee has not set specific, minimum qualifications that must be met by a director candidate. In evaluating candidates for recommendation to the Board of Directors, the Committee will consider the following factors, in addition to any other factors that it deems appropriate:

  Whether the candidate is of the highest ethical character and shares our company’s values;

  Whether the candidate’s reputation, both personal and professional, is consistent with our image and reputation;

  Whether the candidate’s characteristics, experiences, perspectives and skills would benefit the Board of Directors given the current composition of the Board of Directors;

  Whether the candidate is “independent” as defined by the NASDAQ listing standards and other applicable laws, rules or regulations regarding independence;

  Whether the candidate qualifies as someone who is “financially sophisticated” or as an “audit committee financial expert” as described in the NASDAQ listing standards or any other applicable laws, rules or regulations;

  Whether the candidate is free from material conflicts of interest that would interfere with the candidate’s ability to perform the duties of a director or violate any applicable NASDAQ listing standards or other applicable laws, rules or regulations;

  Whether the candidate’s service as an executive officer of another company or on the boards of directors of other public companies would interfere with the candidate’s ability to devote sufficient time to discharge his or her duties as a director;

  If the candidate is an incumbent director, the director’s overall service during the director’s term, including the number of meetings attended, the level of participation and the overall quality of performance of the director.

The Nominating and Corporate Governance Committee assesses and reviews these guidelines with the Board of Directors and modifies them as appropriate. The Board of Directors also considers these guidelines in carrying out its responsibility for filling vacancies and selecting nominees for election as directors at Annual Meetings of Stockholders. All director candidates, including candidates appropriately recommended by stockholders, are evaluated in accordance with the process described above.

Compensation of Directors

The following Director Compensation Table sets forth all compensation earned by directors during the fiscal years ended December 31, 2007 and 2006.

Director Compensation

Director Compensation
		Fees
		Earned
Name and		or Paid in	All Other
Principal Position	Year	Cash	Compensation	Total
Robert S. Dillon	2007	$7,250	$—	$7,250
	2006	—	—	—
Richard A. Kassar	2007	9,750	—	9,750
	2006	—	—	—
Laura J. Pensiero	2007	7,250	—	7,250
	2006	—	—	—

Our independent directors are paid an annual retainer fee of $5,000, a fee of $1,000 for each board meeting attended in person, a fee of $500 for participation in each telephonic board meeting, a fee of $1,000 for each audit committee meeting, a fee of $500 for each compensation committee meeting, a fee of $250 for each corporate governance committee meeting. Our audit committee chairperson is paid a $5,000 retainer fee.

Executive Officers and Directors

Information regarding our executive officers other than Mr. Grimes and Mr. Vaughan is set forth below. Information regarding Mr. Grimes and Mr. Vaughan is set forth above.

Name	Age	Positions
Gene P. Jones	56	Chief Financial Officer, Secretary, Treasurer and Principal Accounting
		Officer

     There are no family relationships between any of the executive officers and directors listed in this proxy statement.

     Gene P. Jones. On August 9, 2007, Gene Jones, was elected as our Secretary, Treasurer and Chief Financial Officer. In addition to this appointment, Mr. Jones retains a position he has held since April 2006 as a partner of Tatum, LLC (“Tatum”), an organization providing executive financial and information technology services to businesses. Before that, from November 2003 to March 2006, Mr. Jones was Co-Founder, Secretary, Treasurer and Chief Financial Officer of Encore Legal Solutions, Inc., a provider of litigation technology support services. From February 2003 to November 2003, Mr. Jones was involved in raising capital for the inception of Encore Legal Solutions, Inc. From February 2002 to May 2003, he was also an independent consultant in the restaurant, retailing, construction and information technology service areas. During that time, he was also Chief Financial Officer and Treasurer of Vital Link Business Systems, Inc., a technology company serving the restaurant industry from October 2002 to May 2003.

Mr. Jones has a Master of Science in Business Administration from Indiana University and a Bachelor of Science in Accounting from St. Joseph’s College. He is a member of the American Institute of Certified Public Accountants, the Texas Society of Certified Public Accountants and Financial Executives International.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent (10%) of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of our knowledge, based solely on review of the copies of such forms furnished to us or amendments thereto, or written representations that no other forms were required, we believe that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) stockholders were complied with during 2007, except that Gene P. Jones, Secretary, Treasurer and Chief Financial Officer of the Company made a late filing on Form 3, which is required to be filed within 10 days of becoming an officer. Mr. Jones became an officer of the Company on August 9, 2007, and the relevant Form 3 for Mr. Jones was filed on April 10, 2008. No transactions involving Mr. Jones were not reported nor were any transactions reported late. With respect to any of our former directors, officers, and ten percent (10%) stockholders, we do not have any knowledge of any other known failures to comply with the filing requirements of Section 16(a).

Compensation of Executive Officers

The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2007 and 2006 by (i) all individuals serving as our principal executive officer or acting in a similar capacity during the last completed fiscal year, regardless of compensation level, and (ii) our most highly compensated executive officers, other than the principal executive officer, who were serving as executive officers at the end of the last completed fiscal year, whose total compensation, as required to be disclosed pursuant to Item 402(n)(2) of Regulation S-K, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the “Named Executive Officers”).

Summary Compensation Table
Name and				Consulting
Principal Position	Year	Salary	Bonus	Fees	Total
Herbert B. Grimes	2007	$271,224	$42,946	$—	$314,170
Chairman of the Board of Directors and	2006	257,500	39,660	—	$297,160
Chief Executive Officer

Mark E. Vaughan	2007	239,261	—	—	$239,261
Chief Operating Officer and Director	2006	221,130	—	—	$221,130

Gene P. Jones	2007	134,523	—	93,000	$227,523
Chief Financial Officer, Secretary,	2006	—	—	—	$—
Treasurer and Principal Accounting Officer

The Summary Compensation Table includes, in the amounts shown for Herbert B. Grimes, compensatory payments consisting of management fees paid by Allison’s Gourmet Kitchens, LP (“Allison’s”) prior to acquisition by the Company, to Braxton Management, Inc., the general partner of Allison’s prior to acquisition by the Company. Mr. Grimes is the President of Braxton Management, Inc. The table does not include distributions to the limited partners of Allison’s in respect to their partnership interests.

The amounts listed as salary for Mr. Jones are for a partial year. The amounts listed as consulting fees for Mr. Jones are amounts paid to Tatum, LLC for services provided by Mr. Jones following acceptance of his current position with the Company and recruiting fees prior to acceptance. Mr. Jones is a partner in Tatum, LLC.

Pursuant to an executive services agreement between Vaughan and Tatum for Mr. Jones’ services, Vaughan was obligated to pay Mr. Jones a salary of $23,600 per month and Tatum a resource fee of $5,900 per month from July 2007 through October 2007, at which time the agreement was amended to provide that Vaughan would employ Mr. Jones as a long-term employee. In connection with the amendment to the agreement, Vaughan paid to Tatum a one-time fee of $62,500. Additionally, under the amendment, Vaughan will pay to Tatum a resource fee of $1,000 per month during the term of the amended agreement.

The following Outstanding Equity Awards At Fiscal Year End Table sets forth all outstanding equity awards as of December 31, 2007.

Outstanding Equity Awards At Fiscal Year End
Equity
Incentive
Plan
				Equity	Awards
				Incentive	Market or
				Plan	Payout
				Awards	Value
			Equity	Number of	of
			Incentive	Unearned	Unearned
			Plan Awards	Shares,	Shares,
	Number of	Number of	Number of	Units	Units
	Securities	Securities	Securities	or Other	or Other
	Underlying	Underlying	Underlying	Rights	Rights
	Unexercised	Unexercised	Unexercised	That	That
	Options	Options	Options	Have Not	Have Not
Name	Exercisable	Unexercisable	Unexercisable	Vested	Vested	Total

Herbert B. Grimes	$—	$—	$—	$—	$—	$—
Mark E. Vaughan	—	—	—	—	—	—
Gene P. Jones	—	—	—	—	—	—
Robert S. Dillon	—	—	—	—	—	—
Richard A. Kassar	—	—	—	—	—	—
Laura J. Pensiero	—	—	—	—	—	—

Equity Compensation Plan Information

The following table summarizes information as of December 31, 2007 as to (i) compensation plans under which our equity securities are authorized for issuance and (ii) all other securities subject to contracts, options, warrants and rights or authorized for future issuance outside the plans. The shares authorized for future issuance are subject to adjustment for changes in capitalization stock splits, stock dividends and similar events.

Equity Compensation Plan Table
		Weighted-average	Number of securities remaining
	Number of securities to	exercise price of	available for future issuance
	be issued upon exercise	outstanding options,	under equity compensation plans
	of outstanding options,	warrants and rights	(excluding securities reflected in
	warrants and rights (a)	(b)	column (a)) (c)
Equity Compensation
Plans Approved By
Security Holders	—	—	—
Equity Compensation
Plans Not Approved By
Security Holders
(Vaughan Foods Equity
Incentive Plan)	—	—	1,000,000
Total	—	—	1,000,000

Security Ownership of Certain Beneficial Owners and Management [note – this should be accurate as of a recent practicable date]

The following table sets forth information known to us with respect to the beneficial ownership of our Common Stock as of June 27, 2008 by (1) each of our directors, (2) each of our Named Executive Officers (as defined above), (3) all of our directors and executive officers as a group, and (4) each person (or group of affiliated persons) known by us to be the beneficial owner of more than 5% of our Common Stock.

	Shares of Common
	Stock	Percentage of
Name of Beneficial Owner (1)	Beneficially Owned (2)	Ownership
Herbert B. Grimes	975,200	21.09
Mark E. Vaughan	982,200	21.25
Gene P. Jones	5,000	0.11
Robert S. Dillon	—	—
Richard A. Kassar	—	—
Laura J. Pensiero	—	—
Millenco, L.L.C. (3)	531,000	11.49
Directors and Officers (6 persons) as a group	1,962,400	42.45

(1)

The address for Herbert B. Grimes, Mark E. Vaughan and Gene P. Jones is Vaughan Foods, Inc., 216 Northeast 12th Street, Moore, Oklahoma 73160. Other addresses are as follows: Robert S. Dillon, 1800 South Air Depot Boulevard, Suite D, Midwest City, Oklahoma 73110; Richard A. Kassar, 400 Plaza Drive, Secaucus, New Jersey, 07094; Laura J. Pensiero, 6422 Montgomery Street, Rhinebeck, New York 12572; Millenco, L.L.C., 666 Fifth Avenue, New York, New York 10103.

(2)

A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the filing of this report upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from June 27, 2008. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. On June 27, 2008, 4,623,077 shares of our Common Stock were outstanding.

(3)	Millenco, L.L.C. is a beneficial owner of 531,000 shares of our common stock as reported on its Form SC 13D as filed with the U.S. Securities and Exchange Commission on June 28, 2007.

Transactions with Related Persons

Set forth below are details of transactions during the year ended December 31, 2007, or currently proposed transactions, in which Vaughan Foods, Inc. was or is to be a participant, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the year end for the last two completed fiscal years, and in which any director, executive officer, principal shareholder holding at least 5% of our common shares, or any family member thereof, had or will have any material interest, direct or indirect.

Immediately prior to the closing of our initial public offering, pursuant to amended agreements dated April, 2007, we acquired from Mark Vaughan our current Chief Operating Officer and Vernon J. Brandt, Jr., a former member of management, for nominal consideration, 60% of the limited partnership interest in Allison’s Gourmet Kitchens, a limited partnership, and also acquired from Herbert Grimes our current Chairman and Chief Executive Officer and Stan Gustas our former Vice President of Finance who is now deceased, the remaining 40% of the limited partnership interests and the general partnership interest in Allison’s Gourmet Kitchens for a total price of $2,500,000. Mr. Grimes, through an affiliate, owns 87.5% of such minority interests and will be paid in total, $2,187,500. The estate of Mr. Gustas owns the remaining 12.5% and will be paid in total, $312,500. Of these amounts, we paid a total of $1,500,000 from the net proceeds of our initial public offering, $1,312,500 to Mr. Grimes and $187,500 to the estate of Mr. Gustas. Interest of 10% per annum on the remaining $1,000,000 is accruing, and we will pay the total remaining $1,000,000, $875,000 to Mr. Grimes and $125,000 to the estate of Mr. Gustas plus all accrued interest upon the earlier of June 30, 2008 or the closing of an equity financing in which we raise at least $4,000,000 in gross proceeds.

The terms of the acquisition of the limited partnership interests in Allison’s were approved by our board of directors. At the time it was approved, we lacked sufficient independent directors for majority approval by independent directors. The terms of acquisition of the limited liability partnership interests in Allison’s are at least as favorable to Vaughan as could have been obtained through arms length negotiations with unaffiliated third parties.

Mark Vaughan our current Chief Operating Officer and Vernon J. Brandt, Jr. a former member of management, each have a 50% ownership in Cimarron Holdings, L.L.C., which previously owned an airplane that was used by management of Vaughan to visit customers and suppliers for business purposes. Vaughan had not guaranteed the obligations of Cimarron, but was making the debt service payments for Cimarron, and all of the costs of maintenance and operation of the airplane. The airplane was sold on December 3, 2007.

Review, Approval or Ratification of Transactions with Related Persons

In order to formalize the process by which the Company reviews any transaction with a related person, the Board of Directors, at its March 13, 2008 meeting, adopted a policy addressing the Company’s procedures with respect to the review, approval, and ratification of “related person transactions” that are required to be disclosed pursuant to Item 404 (a) of Regulation S-K. Under the policy, the Company’s Chief Financial Officer initially determines if a transaction or relationship constitutes a transaction that requires compliance with the policy. The policy provides that any transaction, arrangement or relationship, or series of similar transactions, with any Director, executive officer, 5% beneficial owner, or any of the immediate family members (collectively, “related persons”) in which the Company has or will have a direct or indirect material interest and which exceeds the lesser of one percent of the average of our total assets at year end for the last two completed fiscal years, or $120,000 in the aggregate shall be subject to review, approval or ratification by the Audit Committee. In its review of related person transactions, the Audit Committee will review the material facts and circumstances of any material transaction.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected Cole & Reed, P.C. as the Company’s independent auditors for the fiscal year ending December 31, 2008, and the Board of Directors has directed that management submit the appointment of independent auditors for ratification by the stockholders at the annual meeting. Cole & Reed, P.C. served as Vaughan Foods’ independent auditor in for the years ended 2007, 2006, 2005 and 2004 and is an independent registered public accounting firm. A representative of Cole & Reed, P.C., who is expected to be present at the annual meeting, will have an opportunity to make a statement at the annual meeting and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the appointment of Cole & Reed, P.C. as the Company’s independent auditor. However, the Audit Committee of the Board of Directors recommended, and the Board of Directors is, submitting the appointment of Cole & Reed, P.C. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditor at any time if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the appointment of Cole & Reed, P.C. Abstentions will have the same effect as negative votes.

AUDITORS’ FEES

With respect to the year ended December 31, 2007 the aggregate fees billed by Cole & Reed, P.C. are as follows:

	2007	2006

Audit Fees	$318,250	$216,100
Audit Related Fees	7,500	-
Tax Fees	-	-
All Other Fees	-	-

(1)

Audit fees reflect aggregate fees billed by Cole & Reed, P.C. for the audit of the Company’s financial statements, the review of the Company’s interim financial statements, and for the review of documents filed with or submitted to the Securities and Exchange Commission.

(2)	Audit related fees reflect aggregate fees billed by Cole & Reed, P.C. for services related to employee benefit plan audits.

The Audit Committee determined that the non-audit services provided by Cole & Reed, P.C. during the year ended December 31, 2007 were compatible with maintaining the independence of Cole & Reed, P.C.

POLICIES AND PROCEDURES RELATING TO APPROVAL OF SERVICES BY AUDITORS

Consistent with SEC rules regarding auditor independence, the Audit Committee has responsibility for appointing, as well as setting the compensation and overseeing the work of, the independent auditors. In recognition of this responsibility, the Audit Committee has adopted policies and procedures contained in its Audit Committee Charter, for the approval in advance, or “pre-approval,” of audit and non-audit services rendered by our independent auditors, Cole & Reed, P.C. Subsequent to the formation of the Audit Committee in 2007, all services provided by Cole & Reed, P.C. as described above, were approved by the Audit Committee prior to rendering of services by Cole & Reed, P.C.

Pursuant to the Audit Committee Charter, the Audit Committee will oversee the external audit coverage. The Company’s independent auditors are ultimately accountable to the Committee, which has the direct authority and responsibility to appoint, retain, compensate, terminate, select, evaluate and where appropriate, replace the independent auditors. In connection with its oversight of the external audit coverage, the Committee will:

—	Have authority to appoint and replace (subject to stockholder approval, if deemed advisable by the Board) the independent auditors;

—	Have authority to approve the engagement letter and the fees to be paid to the independent auditors;

—

Pre-approve all audit and non-audit services to be performed by the independent auditors and the related fees for such services other than prohibited nonauditing services as promulgated under rules and regulations of the SEC (subject to the inadvertent de minimus exceptions set forth in the Act and the SEC rules);

—	Obtain confirmation and assurance as to the independent auditors’ independence, including ensuring that they submit on a periodic basis (not less than annually) to the Committee a formal written statement delineating all relationships between the independent auditors and the Company. The Committee is responsible for actively engaging in a dialogue with the independent auditorswith respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for taking appropriate action in response to theindependent auditors’ report to satisfy itself of their independence;

—	At least annually, obtain and review a report by the independent auditors describing: the firm’s internal quality-control procedures;

—	Issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and to assess the independent auditors’ independence, all relationships between the independent auditors and the Company;

—	Meet with the independent auditors prior to the annual audit to discuss planning and staffing of the audit;

—	Review and evaluate the performance of the independent auditors, as the basis for a decision to reappoint or replace the independent auditors;

—	Set clear hiring policies for employees or former employees of the independent auditors, including but not limited to, as required by all applicable laws and listing rules; and

—	Assure regular rotation of the lead audit partner, as required by the Act, and consider whether rotation of the independent auditor is required to ensure independence.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

      None.

PROPOSAL NO. 3

APPROVAL OF EQUITY INCENTIVE PLAN

Equity Incentive Plan

In August 2006, before our initial public offering, our stockholders approved and ratified a Vaughan Foods, Inc. Equity Incentive Plan, or the “Plan,” the purpose of which is to attract and retain the personnel necessary for our success. No grants have been made pursuant to the plan. The Equity Incentive Plan gives our board of directors the ability to provide incentives through grants of incentive and non-qualified stock options to our employees, consultants and directors.

A total of 1,000,000 shares of our common stock are reserved for issuance under the plan. If an award expires or terminates unexercised or is forfeited to us, the shares underlying the option award become available for further awards under the plan. As of the date of this prospectus, no awards have been made under the Plan.

The purpose of the Plan is to provide incentives to employees, directors and consultants whose performance will contribute to our long-term success and growth, to strengthen Vaughan’s ability to attract and retain employees, directors and consultants of high competence, to increase the identity of interests of such people with those of its stockholders and to help build loyalty to Vaughan through recognition and the opportunity for stock ownership. The Compensation Committee of the Board will administer the Plan and, except as otherwise provided in the Plan, will have complete authority and discretion to determine the terms of awards.

The following description of the Plan is a summary and is qualified in its entirety by reference to the Plan, which is attached as Appendix A to this Proxy Statement.

     Eligibility. Under the Plan, incentive stock options may be granted only to employees and non-qualified stock options may be granted to employees, directors and consultants.

     Term and Amendment of the Plan. Unless terminated earlier, the Plan will expire in 2016. Our board may also amend the Plan, provided that no amendment will be effective without approval of our stockholders if shareholder approval is required to satisfy any applicable statutory or regulatory requirements.

     Terms of Options. The Plan permits the granting of both incentive stock options and nonqualified stock options. Under the terms of the plan, the option price of both incentive stock options and non-qualified stock options must be at least equal to 100% of the fair market value of the shares on the date of grant. The maximum term of each option is ten years. For any participant who owns shares possessing more than 10% of the voting rights of Vaughan’s outstanding shares of Common Stock, the exercise price of any incentive stock option must be at least equal to 110% of the fair market value of the shares subject to such option on the date of grant and the term of the option may not be longer than five years. Options become exercisable at such time or times as the Compensation Committee may determine at the time it grants options.

Federal Income Tax Consequences

     Non-qualified Stock Options. The grant of non-qualified stock options will have no immediate tax consequences to the Company or the grantee. The exercise of a non-qualified stock option will require an employee to include in his gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price. Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a non-qualified stock option, an employee will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares. Vaughan will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes at the same time and in the same amount as the employee is in receipt of income in connection with the exercise of a non-qualified stock option.

     Incentive Stock Options. The grant of an incentive stock option will have no immediate tax consequences to Vaughan or its employee. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the incentive stock option nor within one year after the date of the transfer of such shares to him (a “disqualifying disposition”), he will realize no compensation income and any gain or loss that he realizes on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee’s alternative minimum taxable income, however, the option will be taxed as if it were a non-qualified stock option.

There are no outstanding equity awards at fiscal year-end related to the Equity Incentive Plan.

OTHER BUSINESS

As of the date of this Proxy Statement, we know of no other business that will be presented for consideration at the 2008 Annual Meeting other than the items referred to above. If any other matter is properly brought before the 2008 Annual Meeting for action by stockholders, the persons designated as proxies will vote all shares in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with their best judgment.

Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders for the 2009Annual Meeting

Any proposal that a stockholder wishes to submit for inclusion in Vaughan’s proxy materials for the 2009 Annual Meeting of Stockholders pursuant to and in accordance with SEC Rule 14a-8 must be received by Vaughan no earlier than January 15, 2009 and no later than February 27, 2009, which is 120 days before the anniversary of this year’s mailing date. Upon timely receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

Further, the proxy solicited by the Board of Directors for the next annual meeting will confer discretionary authority, pursuant to SEC Rule 14a-4(c)(1), to vote on any shareholder proposal or director nomination presented at that meeting, unless the Company receives advance written notice of the proposal by May 13, 2009, which is 45 days before the anniversary of the date of these proxy materials.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Any stockholder proposals or notices submitted to Vaughan in connection with the 2009 Annual Meeting should be addressed to: Corporate Secretary, Vaughan Foods, Inc., 216 NE 12th Street, Moore, Oklahoma 73160.

ADDITIONAL INFORMATION

SHAREHOLDERS SHARING AN ADDRESS

Shareholders sharing an address with another shareholder may receive only one set of proxy materials at that address unless they have provided contrary instructions. Any such shareholder who wishes to receive a separate set of proxy materials now or in the future may write or call Vaughan to request a separate copy of these materials from: Corporate Secretary, Vaughan Foods, Inc., 216 NE 12th Street, Moore, Oklahoma 73160, telephone: 405-794-2530.

Similarly, shareholders sharing an address with another shareholder who have received multiple copies of the Company’s proxy materials may write or call the above address and phone number to request delivery of a single copy of these materials.

EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

Annual Report

Vaughan's Annual Report to Stockholders for the year ended December 31, 2007, including Audited Financial Statements, has been mailed with this proxy material. We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10K/A for the year ended December 31, 2007 including the financial statements and financial statement schedules included therein. We will also furnish any exhibit to our Annual Report on Form 10K/A if specifically requested. All such requests should be directed to Corporate Secretary, Vaughan Foods, Inc., 216 NE 12th Street, Moore, Oklahoma 73160.

The Board of Directors

June 27, 2008

Directions to Vaughan Foods, Inc. principal executive offices
Located at 216 NE 12th Street, Moore, Oklahoma 73160

From Will Rogers World Airport (OKC) (12 miles):

Take Terminal Drive (which becomes S. Meridian Ave.) north to Airport Road. Take the Airport Road east ramp and merge onto Airport Road. Take Airport Road to the I-44 west ramp. Merge onto I-44. Continue on I-44 which becomes I-240 (east) to I-35, Exit 4A towards Dallas. Continue on I-35 to 12th Street exit. Exit 12th Street and proceed east on 12th Street to Vaughan Foods located on the south side of 12th Street.

APPENDIX A

VAUGHAN FOODS, INC.
2006 EQUITY INCENTIVE PLAN

1. Purpose; Types of Awards; Construction.

The purpose of the Vaughan Foods, Inc. 2006 Equity Incentive Plan (the "Plan") is to align the interests of officers, other key employees, consultants and nonemployee directors of Vaughan Foods, Inc. (the "Company") and its affiliates with those of the stockholders of the Company, to afford an incentive to such officers, employees, consultants and directors to continue as such, to increase their efforts on behalf of the Company and to promote the success of the Company's business. To further such purposes, the Committee may grant options to purchase shares of the Company's common stock. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934 and of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

2. Definitions.

As used in this Plan, the following words and phrases shall have the meanings indicated below:

(a) "Agreement" shall mean a written agreement entered into between the Company and an Optionee in connection with an award under the Plan.

(b) "Board" shall mean the Board of Directors of the Company.

(c) "Cause," when used in connection with the termination of an Optionee's employment by the Company or the cessation of an Optionee's service as a consultant or a member of the Board, shall mean (i) the conviction of the Optionee for the commission of a felony, or (ii) the willful and continued failure by the Optionee substantially to perform his duties and obligations to the Company or a Subsidiary (other than any such failure resulting from his incapacity due to physical or mental illness), or (iii) the willful engaging by the Optionee in misconduct that is demonstrably injurious to the Company or a Subsidiary. For purposes of this Section 2(c), no act, or failure to act, on an Optionee's part shall be considered "willful" unless done, or omitted to be done, by the Optionee in bad faith and without reasonable belief that his action or omission was in the best interest of the Company. The Committee shall determine whether a termination of employment is for Cause for purposes of the Plan.

(d) "Change in Control" shall mean the occurrence of the event set forth in any of the following paragraphs:

(i) any Person (as defined below) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

(ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii) there is consummated a merger or consolidation of the Company or a direct or indirect subsidiary thereof with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries)

representing 50% or more of the combined voting power of the Company's then outstanding securities; or

(iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

For purposes of this Section 2(d), "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f) "Committee" shall mean a committee established by the Board to administer the Plan.

(g) "Common Stock" shall mean shares of common stock, no par value, of the Company.

(h) "Company" shall mean Vaughan Foods, Inc., a corporation organized under the laws of the State of Oklahoma, or any successor corporation.

(i) "Disability" shall mean an Optionee's inability to perform his duties with the Company or on the Board by reason of any medically determinable physical or mental impairment, as determined by a physician selected by the Optionee and acceptable to the Company.

(j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

(k) "Fair Market Value" per share as of a particular date shall mean

(i) if the shares of Common Stock are then listed on a national securities exchange, the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the closing bid price for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

(l) "Incentive Stock Option" shall mean any option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

(m) "Nonemployee Director" shall mean a member of the Board who is not an employee of the Company.

(n) "Nonqualified Option" shall mean an Option that is not an Incentive Stock Option.

(o) "Option" shall mean the right, granted hereunder, to purchase shares of Common Stock. Options granted by the Committee pursuant to the Plan may constitute either Incentive Stock Options or Nonqualified Stock Options.

(p) "Optionee" shall mean a person who receives a grant of an Option.

(q) "Option Price" shall mean the exercise price of the shares of Common Stock covered by an Option.

(r) "Parent" shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an Option, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(s) "Plan" shall mean this Vaughan Foods, Inc. 2006 Equity Incentive Plan.

(t) "Rule 16b-3" shall mean Rule 16b-3, as from time to time in effect, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

(u) "Subsidiary" shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if, at the time of granting an Option, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(v) "Ten Percent Stockholder" shall mean an Optionee who, at the time an Incentive Stock Option is granted, owns (or is deemed to own pursuant to the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

3. Administration.

The Plan, except as may otherwise be determined by the Board, shall be administered by the Committee, the members of which shall be "nonemployee directors" under Rule 16b-3 and "outside directors" under Section 162(m) of the Code.

The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine the purchase price of the shares of Common Stock covered by each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may not delegate its authority to grant Options. The Committee may employ one or more persons to render advice with respect to any responsibility the Committee may have under the Plan. The Board shall have sole authority, unless expressly delegated to the Committee, to grant Options to Nonemployee Directors. All decisions, determination and interpretations of the Committee shall be final and binding on all Optionees of any awards under this Plan.

The Board shall have the authority to fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

4. Eligibility.

Awards may be granted to officers and other key employees of and consultants to the Company, and its Subsidiaries, including officers and directors who are employees, and to Nonemployee Directors. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

5. Stock.

The maximum number of shares of Common Stock reserved for the grant of awards under the Plan shall be 1,000,000, subject to adjustment as provided in Section 9 hereof. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.

If any outstanding award under the Plan should for any reason expire, be canceled or be forfeited without having been exercised in full, the shares of Common Stock allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan.

6. Terms and Conditions of Options.

Each Option granted pursuant to the Plan shall be evidenced by an Agreement, in such form and containing such terms and conditions as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement:

(a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

(b) Type of Option. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option.

(c) Option Price. Each Option Agreement shall state the Option Price, which shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock covered by the Option on the date of grant unless, with respect to Nonqualified Stock Options, otherwise determined by the Committee. The Option Price shall be subject to adjustment as provided in Section 9 hereof. The date as of which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless such resolution specifies a different date.

(d) Medium and Time of Payment. The Option Price shall be paid in full, at the time of exercise, in cash.

(e) Exercise Schedule and Period of Options. Each Option Agreement shall provide the exercise schedule for the Option as determined by the Committee; provided, however, that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be ten (10) years from the date of the grant of the Option unless otherwise determined by the Committee; provided, however, that, in the case of an Incentive Stock Option, such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(f) and 6(g) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Common Stock with respect to which the Option is being exercised.

(f) Termination. Except as provided in this Section 6(f) and in Section 6(g) hereof, an Option may not be exercised unless (i) with respect to an Optionee who is an employee of the Company, the Optionee is then in the employ of the Company or a Subsidiary (or a company or a Parent or Subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Optionee has remained continuously so employed since the date of grant of the Option and (ii) with respect to an Optionee who is a Nonemployee Director, the Optionee is then serving as a member of the Board or as a member of a board of directors of a company or a Parent or Subsidiary company of such company issuing or assuming the Option. In the event that the employment of an Optionee shall terminate or the service of an Optionee as a member of the Board shall cease (other than by reason of death, disability, or Cause), all Options of such Optionee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within ninety (90) days after the date of such termination or service (or such different period as the Committee shall prescribe).

(g) Death or Disability of Optionee. If an Optionee shall die while employed by the Company or a Subsidiary or serving as a member of the Board, or within ninety (90) days after the date of termination of such Optionee's employment or cessation of such Optionee's service (or within such different period as the Committee may have provided pursuant to Section 6(f) hereof), or if the Optionee's employment shall terminate or service shall cease by reason of Disability, all Options theretofore granted to such Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by his beneficiary, at any time within one year after the death or Disability of the Optionee (or such different period as the Committee shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Optionee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. Unless otherwise determined by the Committee, Options not otherwise exercisable on the date of termination of employment shall be forfeited as of such date.

(h) Other Provisions. The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine, including penalties for the commission of competitive acts.

7. Nonqualified Stock Options.

Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 hereof.

8. Incentive Stock Options.

Options granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 hereof. An Incentive Stock Option may not be granted to a Nonemployee Director or a consultant to the Company.

(a) Value of Shares. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this Plan and all other option plans of any subsidiary become exercisable for the first time by each Optionee during any calendar year shall not exceed $100,000.

(b) Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

9. Effect of Certain Changes.

(a) In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, each of the number of shares of Common Stock available for awards, the number of such shares covered by outstanding awards, and the price per share of Options, as appropriate, shall be equitably adjusted by the Committee to reflect such event and preserve the value of such awards.

(b) Upon the occurrence of a Change in Control, each Option granted under the Plan and then outstanding but not yet exercisable shall thereupon become fully exercisable.

10. Surrender and Exchange of Awards.

The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan or any option granted under any other plan, program or arrangement of the Company or any Subsidiary ("Surrendered Option"), to be conditioned upon the granting to the Optionee of a new Option for the same number of shares of Common Stock as the Surrendered Option, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Optionee. Subject to the provisions of the Plan, such new Option may be an Incentive Stock Option or a Nonqualified Stock Option, and shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted.

11. Period During Which Awards May Be Granted.

Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the shareholders of the Company, whichever is earlier, unless the Board shall terminate the Plan at an earlier date.

12. Nontransferability of Awards.

Except as otherwise determined by the Committee, awards granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and awards may be exercised or otherwise realized, during the lifetime of the Optionee, only by the Optionee or by his guardian or legal representative.

13. Approval of Shareholders.

The Plan shall take effect upon its adoption by the Board and shall terminate on the tenth anniversary of such date, but the Plan (and any grants of awards made prior to the shareholder approval mentioned herein) shall be subject to the approval of Company's shareholders, which approval must occur within twelve months of the date the Plan is adopted by the Board.

14. Agreement by Optionee Regarding Withholding Taxes.

If the Committee shall so require, as a condition of exercise of a Nonqualified Stock Option (a "Tax Event"), each Optionee who is not a Nonemployee Director shall agree that no later than the date of the Tax Event, such Optionee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Alternatively, the Committee may provide that such an Optionee may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due the Optionee. The withholding obligation may be satisfied by the withholding or delivery of Common Stock. Any decision made by the Committee under this Section 15 shall be made in its sole discretion.

15. Amendment and Termination of the Plan.

The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that, unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3, Section 162(m) of the Code or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Except as provided in Section 9(a) hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Optionee is obtained.

16. Rights as a Shareholder.

An Optionee or a transferee of an award shall have no rights as a shareholder with respect to any shares covered by the award until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 9(a) hereof.

17. No Rights to Employment or Service as a Director or Consultant.

Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Optionee the right to continue in the employ of the Company or any Subsidiary or as a member of the Board or a consultant to the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Optionee's employment or service. Awards granted under the Plan shall not be affected by any change in duties or position of an employee Optionee as long as such Optionee continues to be employed by the Company or any Subsidiary.

18. Beneficiary.

An Optionee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Optionee, the executor or administrator of the Optionee's estate shall be deemed to be the Optionee's beneficiary.

19. Governing Law.

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Oklahoma.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VAUGHAN FOODS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING ON AUGUST 7, 2008.

The undersigned hereby appoints Herb Grimes and Gene P. Jones, and each of them, with full power of substitution, the attorneys and proxies of the undersigned to attend the Annual Meeting of Stockholders of Vaughan Foods, Inc. (“Vaughan”) to be held at 216 NE 12th Street, Moore, Oklahoma 73160 on August 7, 2008 at 2:00 PM central time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

Please mark “X” your votes as indicated:

Vaughan Foods, Inc. is making the following three proposals:

The Board of Directors unanimously recommends a vote FOR the		For	Withhold	For All
directors named below:		All	All	Except

1.	ELECTION OF DIRECTORS:	☐	☐	☐
(1) Robert S. Dillon
(2) Herbert B. Grimes
(3) Richard A. Kassar
(4) Laura J. Pensiero
(5) Mark E. Vaughan

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

_______________________________
The Board of Directors unanimously recommends a vote FOR the proposals			For	Against	Abstain
below:

2.	Ratify the selection of Cole & Reed, PC as the Company’s independent		☐	☐	☐
registered public accounting firm for the fiscal year ending December 30,
	2008	.
3.	Approve the Equity Incentive Plan as proposed.		☐	☐	☐

In addition, to act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of notice of the meeting, proxy statement and 2008 annual report is hereby acknowledged, and the terms of the notice and statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for said meeting or any adjournment or adjournments thereof.

This proxy will be voted on each of the foregoing items as specified by the person signing it, but if no specification is made, the proxy will be voted FOR the election of Directors, and FOR proposals (2) and (3).

NOTE: Please sign exactly as your name(s) appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by president or other authorized officer. If signer is a partnership, please sign in partnership name by authorized person.

Signature	Date	Signature (Joint Owners)	Date

To change the address on your account, please check the box below indicate your new address in the address space to the right.

☐   ___________________________________

       ___________________________________

       ___________________________________

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING.

☐